Trade and other receivables	12 Months Ended
Dec. 31, 2023
Trade and other receivables [abstract]
Trade and other receivables

26. Trade and other receivables

	2023 £m	2022 £m
Trade receivables, net of loss allowance	5,905	5,452
Accrued income	69	19
Prepayments	355	343
Interest receivable	2	2
Employee loans and advances	9	11
Other receivables	1,045	1,226
	7,385	7,053
There were no trade or other receivable balances (2022: £nil) due from associates and joint ventures. The most significant component of other receivables comprises receivables for indirect and other taxes of £565 million (2022: £492 million). Other significant balances within other receivables are royalties receivable of £226 million (2022: £188 million) and an amount receivable from collaboration partners of £nil (2022: £263 million).

Loss allowance - trade receivables	2023 £m	2022 £m
At 1 January	91	150
Exchange adjustments	(6)	9
Charge for the year	11	35
Transfer to assets held for sale	–	(60)
Subsequent recoveries of amounts provided for	(9)	(19)
Utilised	(2)	(24)
At 31 December	85	91
Of the total trade receivables balance, £10 million (2022: £58 million) is considered credit impaired, against which a £8 million (2022: £26 million) expected credit loss allowance has been applied. No amount was purchased or originated credit impaired.
Within the other receivables of £1,045 million (2022: £1,226 million), £408 million (2022: £683 million) is classified as financial assets of which £nil (2022: £nil) is classified as held at fair value through profit or loss. At 31 December 2023, an expected credit loss allowance of £3 million (2022: £6 million) was recognised in respect of financial assets, with a release in expected credit loss allowance of £3 million (2022: £nil) reported in profit or loss during the year.
For more discussion on credit risk practices, please refer to Note 44, 'Financial instruments and related disclosures'.